Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, Fidelity® Mid Cap Enhanced Index Fund and Fidelity® Small Cap Enhanced Index Fund
April 29, 2017
Prospectus

The following language applies only to Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, and Fidelity® Mid Cap Enhanced Index Fund:

The Board of Trustees has approved the conversion of the fund to a master-feeder structure pursuant to which the fund will seek to achieve its investment objective by investing substantially all its assets in a corresponding “master portfolio.” Each master portfolio will be a separate registered investment company that has an investment objective, investment policies and risks substantially identical to the corresponding fund. It is expected that the conversion to the master-feeder structure will take place in the fourth quarter of 2017.

The changes discussed below are in anticipation of the conversion.

Important Notice Regarding Change in Investment Policy

Effective October 6, 2017, the following information replaces similar information for Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, and Fidelity® Mid Cap Enhanced Index Fund found in the "Fund Basics" section under the "Shareholder Notice" heading.

Fidelity® International Enhanced Index Fund normally invests (directly or through the Portfolio) at least 80% of its assets in common stocks included in the MSCI EAFE Index.

Fidelity® Large Cap Core Enhanced Index Fund normally invests (directly or through the Portfolio) at least 80% of its assets in common stocks included in the S&P 500® Index.

Fidelity® Large Cap Growth Enhanced Index Fund normally invests (directly or through the Portfolio) at least 80% of its assets in common stocks included in the Russell 1000® Growth Index.

Fidelity® Large Cap Value Enhanced Index Fund normally invests (directly or through the Portfolio) at least 80% of its assets in common stocks included in the Russell 1000® Value Index.

Fidelity® Mid Cap Enhanced Index Fund normally invests (directly or through the Portfolio) at least 80% of its assets in common stocks included in the Russell Midcap® Index.

Effective October 6, 2017, the following information supplements similar information for Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, and Fidelity® Mid Cap Enhanced Index Fund found in the "Shareholder Information" section under the "Dividends and Capital Gain Distribution" heading.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends, if any, quarterly in March, June, September, and December and pays capital gain distributions in December.

GEI-17-02 1.857348.122	August 4, 2017